EXHIBIT 10.34


                  LETTER OF PERMISSION TO DISTRIBUTE SOFTWARE


In reference to free, light, demo, timed-out, shareware and/or feature restricted software product(s) and their associated logo(s) (collectively "Software" by Aztech New Media Corp.) the undersigned, who is a representative of the below stated company (Company), authorizes and represents and warrants that they are empowered to authorize Aztech New Media (Aztech New Media shall mean Aztech New Media Corp., Aztech New Media International Corp. and their subsidiaries, affiliates, parents, clients, customers and designees) to have the unrestricted right to use, copy in any form, record or have recorded onto CD-ROMS, place in compilations in a manner of Aztech New Media's choosing (including electronic distribution), and to publish and distribute throughout the world the Company's below listed Software, which is warranted to and represented to be authored and owned by the Company, and to be free of all claims of others including without limitation, liens or encumbrances, moral rights and copyright claims - without payment of money, royalties or any other fees, and without obligations of any kind to Aztech New Media Corp.


Peter Berg                                        /s/ PETER BERG
------------------------                          ---------------------------
Printed Name                                      Authorized Signature

CEO                                               5/21/97
------------------------                          ---------------------------
Title                                             Date


Company Name:                      Galacticomm, Inc.
                                   ------------------------------------------

Software Title:                    WebCast Lite Trial         Version:
                                   ---------------------------        -------

Software Title:                                               Version:
                                   ---------------------------        -------

Street Address:                    4101 SW 47th Avenue Suite 101
                                   ------------------------------------------

City:                              Ft. Lauderdale
                                   ------------------------------------------

Province/State:                    Florida
                                   ------------------------------------------

Country:                           USA                  Postal / Zip:  33314
                                   ---------------------             --------

Telephone:                         954-583-5990
                                   ------------------------------------------

Fax:                               954-583-7846
                                   ------------------------------------------

This authorization shall extend for a term of one year from date of acceptance by the Company above.


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                                   AGREEMENT

THIS AGREEMENT entered into this 21 day of May, 1997 by Galacticomm, Inc., a Florida Corporation located at 4101 SW 47th Avenue Suite 101, Ft. Lauderdale, FL 33314 (hereinafter "SUPPLIER") and

AZTECH NEW MEDIA CORP., located at 1 Scarsdale Road, Don Mills, Ontario, Canada, M3B 2R2 (hereinafter called "AZTECH").

WHEREAS SUPPLIER has product(s) Called WebCast Lite Trial in time and/or feature limited versions ("DEMO") as described in appendix "A" that Aztech would like to distribute:

WHEREAS AZTECH would like to distribute the Demo with its product;

IT IS THEREFORE AGREED as follows:

                                    LICENSE

1. For good and valuable consideration, SUPPLIER grants and AZTECH accepts a worldwide non-exclusive license to distribute the Demo versions to end users for the term and consideration set out below. AZTECH may not sublicense or otherwise transfer this license to any other party than as agreed.

                                   COMMISSION

2. (i) Should any customer receiving AZTECH'S CD or Demo offer, decide to upgrade any of the Demo's to full versions of the software, or purchase other software of the SUPPLIER as referred to in Appendix A, SUPPLIER agrees to pay AZTECH a percentage of the purchase price of the software as provided by SUPPLIER, or as outlined in Appendix A.

         This Purchase price is calculated prior to any Aztech offered incentive discount or amount offered to the customer. SUPPLIER will pay commission to AZTECH within thirty (30) days from the end of the month in which commission is earned. SUPPLIER will provide reports each month, covering the previous month, which sets out the following information:

                  a) the amount of registration numbers requested by end users:

                  b) the number of purchases of the SUPPLIER's software attributable to AZTECH's distribution:

                  c)       the amount of commission due to AZTECH; and

                  d) the purchaser name, address, phone number, fax number, email address, etc.

                  e) the information in a, b, c, and d categorized by Aztech's separate identification number for each of it's clients or product sku's.



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         (ii) AZTECH shall have the right, at it's own cost, to audit the relevant records of SUPPLIER to verify the reports by giving ten (10) business days notice to SUPPLIER of the intent to audit such records at a reasonably convenient time during business hours.

                             METHOD OF DISTRIBUTION

3. SUPPLIER will provide AZTECH one (1) copy of the selected Demos listed in Appendix A.

         SUPPLIER will also provide download, installation, and purchasing instructions as required for use by the consumer. Technical support will be provided by the Supplier.

         SUPPLIER will provide AZTECH purchasers the ability to purchase the full commercial versions of the Demo's as well as other software commercially offered by the Supplier. The consumer can order by electronic or direct telephone sales means, with the Supplier noting electronically or by direct request the Aztech Specific Reference number appearing in the software or on Aztech's CD or assigned to Aztech - in order to credit the AZTECH account. AZTECH will provide SUPPLIER with an estimation of the distribution volume of the Demo. SUPPLIER will fulfill the order for software and/or software upgrade within ten (10) business days of the receipt of the consumer sales information.

                               PROPRIETARY MARKS

4. All intellectual property, including, but not limited to, trademarks, tradenames, copyrights, company designs and logos, and software, and patents shall remain the property of the respective owner. AZTECH shall not modify, reverse engineer or decompile the licensed software. AZTECH may use SUPPLIER trademarks solely for advertising in relation to this Agreement. Supplier represents and warrants that to the best of its knowledge, (i) it has all necessary right, title and interest in and to the Demo and commercial versions of software it offers for sale to grant the license(s) and other rights granted under this Agreement; and
         (ii) the Demo and commercial versions of software it offers for sale does not infringe any United States or international patent or copyright of any third party. Supplier will save harmless and indemnifies Aztech and it clients for any claims against infringement by the intellectual property provided by the Supplier. This clause survives termination.

                                 MISCELLANEOUS

5. This agreement is performable in and venue lies in Ft. Lauderdale, FL. Both parties agree to be bound by Ontario law.

6. Should a court declare any portion of this Agreement invalid the remaining portions shall continue to bind the parties.

7. The Agreement can only be amended in writing executed by both parties. All notices shall be sent to the parties at the addresses listed above unless a later appropriate address is provided. All notices sent by first class mail shall be deemed delivered within three (3) days of placing in the U.S. Mail or on the same day if delivered via facsimile, or the next day if sent by a nationally recognized courier.

8. This Agreement constitutes the entire Agreement between the parties and supersedes any previous written or oral Agreements. Appendix A forms part of this Agreement and Demo's and titles may be added from time to time upon mutual agreement.

9. Each party is acting as an independent contractor and not as an agent, partner, or joint venturer with the other party for any purpose. Except as provided in this Agreement, neither party shall have any right, power or authority to act or create any obligation, expressed or implied, on behalf of the other.

10. The term of this Agreement is for one (1) year, commencing on the date hereof, and shall be automatically renewed for subsequent one (1) year term(s) commencing on each anniversary date, unless terminated at any term, with a minimum 30 days notice prior to the end of a term. Upon termination of this Agreement for any reason, the parties agree to continue their cooperation in order to affect an orderly termination of their relationship. Any specific completion of commitments to Aztech clients will be continued to proceed until a convenient time for removing the Supplier's content from distribution. The following sections of this Agreement will survive termination of the Agreement for a period of two (2) years: 2 and 3.




Agreed to by the parties herein:


Galacticomm, Inc.                            AZTECH NEW MEDIA CORP.
----------------------------
SUPPLIER NAME

/s/ PETER BERG
----------------------------                 ----------------------------
SIGNATURE                                    RENE PARDO

Peter Berg
----------------------------
PRINTED NAME                                 EXECUTIVE VICE PRESIDENT

CEO
----------------------------
TITLE

5/21/97
----------------------------                 ----------------------------
DATE                                         DATE

PLEASE VERIFY AND/OR COMPLETE     FAX BACK: OEM ADMINISTRATION  416 449 1058        PAGE __ OF __
Company Name        Galacticomm         954-583-5990   954-583-7846    http:// www.gcomm.com
                    -----------         ------------   ------------    --------------------------
                                         (phone)         (fax)             web site

Contacts: Sales     Lois Messner        954-583-5990   954-583-7846    email: lmessner@gcomm.com
                    -----------         ------------   ------------          --------------------

Technical           Bill Posner         954-583-5990   954-583-7846           bposner@gcomm.com
                    -----------         ------------   ------------          --------------------

Other               Bobby O'Brien       954-583-5990   954-583-7846           bobrien@gcomm.com
                    -----------         ------------   ------------          --------------------


Initial Product Information:

PRODUCT NAME        PLATFORM  VERSION        DATE        LIMITATION ON PRODUCT         SOFTWARE TO
                                           OF NEXT        (DEMO, TIMED-OUT            BE PROVIDED
                                           REVISION        FEATURE RESTRICTED)       WEB SITE OR CD


WebCast
Lite Trial          Win  95/NT                           Feature restricted             diskette

WebCast
Lite Trial          Win  95/NT                           Feature restricted             diskette

WebCast
Lite Trial          Win  NT/95                           Feature restricted             diskette


PRODUCT NAME        OEM/AZTECH ID SERIAL #'S      UPSELLING OR SALES TO FULL         SELLING PRICE       DISTRIBUTION %
                    TO BE EMBEDDED ON CD            COMMERCIAL PRODUCT -                                   DISCOUNT TO
                    OR TO BE MADE UP JOINTLY.       NAME AND/OR VERSION #                                     AZTECH


WebCast
Lite Trial                                            WebCast Personal                  $ 49.95                40%

WebCast
Lite Trial                                            WebCast ProServer                 $995                   40%

WebCast                                               WebCast Video
Lite Trial                                            Broadcaster Add-on                $495                   40%




METHOD OF ORDER TAKING:
                                (yes/no)                                       (yes/no)

a) Link to web site                yes       e) Custom home page or order
                                                 taking work required             ___
b) Publisher's 1 800               yes       f) Minimum order size - one          yes
c) Faxed orders from printed                 g) Publisher capable of reading ID   ___
   form from offer                 ___       h) Demo software solicits upsell     yes
d) Publisher equipped to                     i) Both demo & full version on CD    no
   accept Aztech discount                    j) Both demo & full version from
   incentive offer to consumer     yes            Aztech/OEM site                 no


 PRODUCT DELIVERY -             BY PUBLISHER        POSSIBLE-AZTECH OR OEM
                                   (yes/no)               (yes/no)

 a) Unlocking-emailing key            No                    No
 b) Electronic download
    of full commercial version        Yes                   No
 c) Software to be shipped
      in a box                        Yes                   No
 d) Other _________________

 __________________________                                ____________


 PREPARED BY:  /s/ PETER BERG        Peter Berg           CEO            Galacticomm, Inc.             5-21-97
             ------------------    ---------------   --------------    ------------------------      --------------
               (Signature)         (printed name)        (title)         (Publisher/Company)         (date: m/d/yr)
